Exhibit 99.1

Innovid, a Global Leader In Connected TV Ad Delivery and Measurement, to Become Publicly Listed at an Implied $1.3 Billion Valuation via a Merger with ION Acquisition Corp. 2 Ltd.

Total raised to be approximately $403 million including proceeds from ION Acquisition Corp 2 and a PIPE from Fidelity Management and Research Company LLC, Baron Capital Group, funds associated with ION, and others

●	Innovid is going public via a merger with ION Acquisition Corp. 2 Ltd. (NYSE: IACB), a publicly traded special purpose acquisition company, or SPAC, with $253M in trust.
●	The transaction implies a pro forma valuation of approximately $1.3 billion for Innovid
●	Innovid has also secured approximately $150 million of PIPE financing anchored by top-tier institutional investors including Fidelity Management and Research Company LLC, Baron Capital Group and others including funds affiliated with ION and Phoenix Insurance.
●	The company has spent the past decade focused on developing critical technology infrastructure for the creation, delivery, and measurement of TV ads across connected TV (CTV), mobile TV and desktop TV.
●	Existing investors including Goldman Sachs, Sequoia Capital, Newspring, Genesis Partners and Vintage will remain shareholders under the proposed structure.
●	Innovid plans to extend its technology edge through expanding integrations with leading CTV publishers across international markets, the launch of additional personalized CTV ad formats, and the introduction of progressive identity solutions with the goal of advancing the underlying technology infrastructure supporting the TV advertising ecosystem’s shift from linear to digital.
●	Innovid’s founders have been together since the company’s inception, over a decade ago, and continue to serve on the management team.
●	The transaction is expected to close in Q4 of 2021

New York, NY – June 24, 2021 – Innovid, the world’s largest independent ad delivery and measurement platform for connected TV, today announced it has entered into a definitive merger agreement with ION Acquisition Corp. 2 Ltd. (NYSE: IACB), a special purpose acquisition company. The combined company will operate under the Innovid name and will trade on a US national exchange. The transaction is expected to close in Q4 of 2021.

Founded in 2008, Innovid is a leading independent software platform that provides critical technology infrastructure for the creation, delivery, and measurement of TV ads across CTV, mobile TV and desktop TV. As the only ad server purpose-built for TV, Innovid developed the first and still the most advanced CTV SDK on the market. Innovid’s SDK powers personalized and interactive experiences in CTV through direct integrations across over 50 apps, providing the infrastructure layer behind the advertising shown by some of the biggest names in streaming including Roku (ROKU) and Hulu. The company has spent the past decade focused on building deep relationships across the CTV and OTT industry. Through this focus Innovid has achieved a growing list of industry firsts and key milestones including: the first and only ACR integration with Roku, the first and only buy-side ad server w/MRC certification for CTV measurement, the first and only platform delivering ads into NBCU’s Peacock, as well as serving the first and only interactive Super Bowl ad. The company has also actively worked to connect the different parts of the TV ad-tech ecosystem by launching a consortium with leading independent programmatic platforms The Trade Desk (TTD), Magnite (MGNI), and others to power advanced creative buying at scale across CTV. As the $200 billion dollar TV industry continues to shift to CTV, the company is positioned to take a leadership role in a significant and high growth market.

Additionally, over the past few years, Innovid has expanded its offering to encompass independent global ad serving, data-driven personalization, and new forms of measurement designed to connect all channels in a clean, comparable, and privacy-compliant manner. This offering gives marketers the option to consolidate CTV advertising with desktop TV, mobile TV, display, social and more, through Innovid’s proprietary omni-channel solutions. Furthermore, the open platform boasts a slew of workflows and integrations to seamlessly integrate ad delivery and optimization with preferred external providers. Of note, Innovid does not transact media and therefore has zero media buying conflicts, enabling it to work as a truly independent company across the entire advertising ecosystem.

Innovid at scale:

●	Innovid serves a global client base of brands, agencies, and publishers through offices across the Americas, Europe, and Asia Pacific, delivering ads across a growing global footprint.
●	Innovid currently serves over 40% of the top 200 U.S. TV advertisers, providing technology infrastructure to enable the creation, delivery, and measurement of TV ads across CTV, mobile TV and desktop TV.
●	The Innovid ad serving platform grew impression delivery across CTV devices by more than 70% year-to-date 2021 over the same period in 2020.
●	Named a leader in the Forrester Wave: Creative Ad Tech, Q4 2020 report, the technology powers the generation of personalized ad permutations as well as ad delivery across a footprint spanning over 75 million connected homes.

“Innovid is entering an exciting new chapter of growth as a public company, a major milestone that corresponds with rising adoption and demands for streaming television.” said Zvika Netter, Co-Founder and CEO at Innovid. “The rapid shift of viewership from linear TV to streaming has driven marketers to make CTV a strategic investment focus. Our technology was purpose-built for TV which has allowed us to win in the marketplace and contributed to our rapid growth to date.”

Mr. Netter continued, “As a public company, we expect that we will be able to build on our leading market position, accelerate the growth of our business, and remain the independent platform trusted by the world’s largest TV advertisers. We are proud to have built an independent and neutral software platform to allow advertisers to create, deliver and measure digital TV ads and aim to continue to provide the industry a market leading and transparent offering independent of the large technology walled-garden players who dominate many other parts of the digital world.”

Gilad Shany, CEO of ION said, “We believe Innovid has built an exceptional platform for digital TV advertisers to assist them as they transition $200 billion of TV advertising budgets to the world of digital TV. We are excited to partner in bringing Innovid to the public markets to provide the appropriate capital structure and shareholder base to enable Innovid to lead this market as an independent company. We were looking to merge with an exceptional company with roots in the Israeli hi-tech ecosystem and Innovid’s incredible achievements speak for themselves. The combination of long-term partnerships built by the company throughout the CTV and OTT industry, their strong relationships with the largest TV advertisers in the world, unique ad serving technology and focus on a usage-based software business model, allows Innovid to provide significant value to the digital TV advertising ecosystem while also achieving attractive unit economics as the company grows. With many years of growth ahead as users continue the shift from linear to digital TV, we look forward to joining Zvika and the team for an exciting journey and incredible business opportunities.”

Transaction Overview

Innovid has entered into a definitive agreement to merge with ION Acquisition Corp. 2 Ltd., for an implied pro forma aggregate equity valuation of approximately $1.3 billion. The transaction is supported by approximately $150 million of PIPE financing anchored by top-tier institutional investors including Fidelity Management and Research Company LLC, Baron Capital Group, Vintage and others including funds affiliated with ION and Phoenix Insurance.

The proposed transaction is expected to be completed in Q4 2021, subject to approval by the shareholders of ION, and satisfaction of other customary closing conditions.

Advisors

Evercore LLC acted as sole financial and capital markets advisor to Innovid and also acted as a placement agent on the PIPE. Latham & Watkins LLP and FWMK Law Offices acted as legal counsel to Innovid.

Morgan Stanley acted as sole financial advisor to ION and also acted as lead placement agent to ION on the PIPE. White & Case LLP and Goldfarb Seligman & Co. acted as legal counsel to ION. Debevoise & Plimpton LLP acted as legal counsel to the placement agents.

Kost Forer, Gabbay & Kasierer, a member of Ernst & Young Global Limited, is acting as independent auditor.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Innovid Inc. (“Innovid”) and Ion Acquisition Corp 2 Ltd. (“Ion”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Innovid and the markets in which it operates, and Innovid’ projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: Innovid’s ability to maintain and expand relationships with advertisers; the decrease and/or changes in CTV audience viewership behavior; the failure to make the right investment decisions or the failure to innovate and develop new solutions that are adopted by advertisers and/or partners; Innovid’s estimates of market opportunity, forecasts of market growth and projections of future financial performance; Innovid’s sales and marketing efforts requiring significant investments and long sales cycles; failure to manage growth effectively; the business combination not be satisfied on a timely basis or at all, and other risks and uncertainties indicated from time to time in the proxy statement/prospectus, including those under “Risk Factors” therein, and in Ion’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Innovid and Ion assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Innovid nor Ion gives any assurance that either Innovid or Ion will achieve its expectations.

Additional Information and Where to Find It

This document relates to a proposed transaction between Innovid and Ion. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Ion intends to file a registration statement on Form S-4 that will include a proxy statement of Ion and a prospectus of Ion. The proxy statement/prospectus will be sent to all Ion and Innovid stockholders. Ion also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Ion and Innovid are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Ion through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Ion may be obtained, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Ion.

Participants in Solicitation

Ion and Innovid and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Ion’s stockholders in connection with the proposed transaction. Information about Ion’s directors and executive officers and their ownership of Ion’s securities is set forth in Ion’s filings with the SEC. To the extent that holdings of Ion’s securities have changed since the amounts printed in Ion’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/ prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

About ION Acquisition Corporation

The Company is a blank check company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue a business combination target in any business or industry, the Company intends to focus on the rapidly growing universe of Israeli companies and entrepreneurs that apply technology and innovation to our everyday lives. The Company is sponsored by ION Holdings 2, LP, an affiliate of ION Asset Management Ltd

About Innovid

Innovid is the only independent omni-channel advertising and analytics platform built for television. We use data to enable the personalization, delivery, and measurement of ads across the widest breadth of channels in the market including TV, video, display, social, audio, and DOOH. Our platform seamlessly connects all media, delivering superior advertising experiences across the audience journey. Innovid serves a global client base of brands, agencies, and publishers through fifteen offices across the Americas, Europe, and Asia Pacific. For more information visit www.innovid.com.

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